UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

 FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

March 8, 2012

Date of Report (date of Earliest Event Reported)

VELATEL GLOBAL COMMUNICATIONS, INC.

(Exact Name of Registrant as Specified in its Charter)

NEVADA	000-52095	98-0489800
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File No.)	(I.R.S. Employer Identification No.)

12526 High Bluff Drive, Suite 155, San Diego, CA 92130

(Address of principal executive offices and zip code)

(760) 230-8986

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02 Unregistered Sale of Equity Securities

Since its last Report on Form 8-K on February 7, 2012, VelaTel Global Communications, Inc., a Nevada corporation, and the Registrant responsible for filing this current Report on Form 8-K (“Company”) has made the sales of unregistered securities identified below, namely shares of the Company’s Series A common stock (“Shares”). This Form 8-K is being filed because the aggregate number of Shares sold exceeds five percent (5%) of the total number of Shares issued and outstanding as of the Company’s Report on Form 8-K filed on February 7, 2012.

On February 17, 2012, the Company issued 4,055,164 Shares to Domenico Butler (“Butler”) for professional services rendered to Perusat S.A. (“Perusat”) pursuant to an agreement for construction services between the company, Perusat and Butler. This sale of Shares resulted in a reduction of $162,206.56 in accounts payable to the Company.

On February 23, 2012, the Company issued 26,938,510 Shares to Joinmax Engineering & Consultants (HK) Ltd. (“Joinmax”) for professional services rendered to the Company pursuant to the Agreement for Professional Services between ChinaTel Group, Inc. and Joinmax effective as of April 10, 2009, as amended by the First Amendment to Agreement for Professional Services between VelaTel and Joinmax effective as of December 1, 2011 and the Second Amendment for Professional Services between the Company and Joinmax as of January 6, 2012. This sale of Shares resulted in a reduction of $2,693,851 in accounts payable to the Company.

On March 2, 2012, the Company issued 6,348,860 Shares to Mario Navarro (“Navarro”) for professional services rendered to Perusat pursuant to the Restated Settlement Agreement between Perusat, the Company and Navarro, effective as of March 1, 2012. This Sale of Shares resulted in a reduction of $353,638 in accounts payable to the Company.

The restricted Shares issued to the aforementioned persons and entities relied upon exemptions provided for in Sections 4(2) and 4(5) of the Securities Act of 1933, as amended, including Regulation D promulgated thereunder based on the aforementioned knowledge of our operations and financial condition and experience in financial and business matters that allowed them to evaluate the merits and risk of receipt of these securities.

In addition to the aforementioned sales of unregistered Shares, the Company has issued registered Shares pursuant to Form S-8 Registration Statements filed on February 10, 2012 and February 29, 2012, which filings are incorporated by this reference. The registered Shares when considered together with the unregistered Shares, triggered the threshold under Item 3.02 for the filing of this Form 8-K.

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Pursuant to the requirements of the Securities and Exchange Act of 1934 as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2012

VelaTel Global Communications, Inc.,

By: /s/George Alvarez
Name: George Alvarez
Title: Chief Executive Officer

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